Exhibit 32.2

SECTION 1350 CERTIFICATION

In connection with the Annual Report of Archer-Daniels-Midland Company (the “Company”) on Form 10-K for the fiscal year ended June 30, 2008 as filed with the Securities and Exchange Commission on the date hereof (the “Report”), I, S. R. Mills, Executive Vice President and Chief Financial Officer of the Company, certify pursuant to § 906 of the Sarbanes-Oxley Act of 2002 (18U.S.C. § 1350) that:

(i)	The Report fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

(ii)	The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Date:  August 28, 2008

/s/ S. R. Mills
S. R. Mills
Executive Vice President &
Chief Financial Officer